UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010 (May 27, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

On May 27 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), completed the following property acquisition:

Property Name	Date of Acquisition	Aggregate Square Feet	Approx. Purchase Price	Cap Rate (1)	% Economic Occupancy at Date of Acquisition	% Physical Occupancy at Date of Acquisition
Draper Crossing	05/27/2010	166,845	$23,464,000	8.74%	96.0%	96.0%

(1) We determine capitalization rate, or “cap rate,” by dividing the property’s projected annual net operating income, as determined during the due diligence process, by the purchase price of the property.  Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, reduced by operating expenses, replacement reserves and vacancy loss provisions.

We, through Inland Diversified Draper Crossing, L.L.C., a wholly owned subsidiary formed for this purpose, entered into a contract and simultaneously acquired a fee simple interest in a 166,845 square foot grocery-anchored retail center known as Draper Crossing, located in Draper, Utah.  We purchased this property from an affiliate of The Boyer Company, an unaffiliated third party, for approximately $23.5 million.  We do not believe closing costs will exceed $75,000.  We funded approximately $8.8 million of the purchase price with proceeds from our current public offering.  Concurrent with closing, we assumed a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $14.7 million, for the remainder of the purchase price.  The terms of this loan are discussed in Item 2.03 of this Report.

The underwritten cap rate for Draper Crossing is approximately 8.74%, and is a reflection of assumptions and facts applied in the property due diligence process.  When deciding to acquire this property, we considered the following:

•

The property is anchored by a necessity-based tenant, Smith’s Food & Drug (60,268 square feet), which is a wholly owned subsidiary of The Kroger Co.  According to its public Securities and Exchange Commission filings, Kroger had total sales of approximately $76.7 billion for the year ended January 30, 2010 and owned 2,468 supermarkets and multi-department stores in thirty-one states.

•

Other tenants of the property include TJ Maxx, Quizno’s, Allstate Insurance, JPMorgan Chase Bank and Pizza Hut.

•

The property is located approximately twenty miles south of Salt Lake City, in what we believe is one of the Salt Lake Valley’s largest and fastest-growing east-side retail corridors, with historical barriers to excessive development.

As of May 27, 2010, Draper Crossing was 96.0% leased to twenty-six tenants.  The weighted-average remaining lease term for the tenants occupying the property as of May 27, 2010 was approximately five years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and CAM costs.

As of May 27, 2010, major tenants of the property included Smith’s Food & Drug, TJ Maxx and Downeast Home Furnishings.  Smith’s leased 60,268 square feet, or 36.1% of the total gross leasable area of this property as of May 27, 2010, paying an annual base rent of approximately $777,000 under a lease that expires in January 2018.  Under the terms of the lease, Smith’s has six five-year options to renew through January 2048.  TJ Maxx leased 28,000 square feet, or 16.8% of the total gross leasable area of this property as of May 27, 2010, paying an annual base rent of approximately $336,000 under a lease that expires in April 2013.  Under the terms of the lease, TJ Maxx has two five-year options to renew through April 2023.  Downeast Home Furnishings leased 16,749 square feet, or 10.0% of the total gross leasable area of this property as of May 27, 2010, paying an annual base rent of approximately $208,000 under a lease that expires in October 2012.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Draper Crossing.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	3	4,340	71,056	3%
2011	6	10,961	204,565	9%
2012	1	16,749	207,996	9%
2013	8	51,486	689,284	29%
2014	2	2,568	42,184	2%
2015	1	3,240	88,000	4%
2016	–	–	–	–
2017	–	–	–	–
2018	3	66,163	918,962	38%
2019	1	1,583	28,494	1%

The table below sets forth certain historical information with respect to the occupancy rate at Draper Crossing expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	99.1%	$14.53
2008	98.1%	$14.47
2007	99.1%	$13.48
2006	100.0%	$13.21
2005	100.0%	$14.00

We believe that Draper Crossing is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are two competitive shopping centers located within approximately two miles of Draper Crossing.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $298,000.  The amount of real estate taxes paid was calculated by multiplying Draper Crossing’s assessed value by a tax rate of 0.013%.  For federal income tax purposes, the depreciable basis in this property will be approximately $15.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

Item

2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the purchase of Draper Crossing, Inland Diversified Draper Crossing, L.L.C. assumed a loan in the principal amount of approximately $14.7 million from Bank of America, N.A. as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp.  The loan is secured by a first mortgage on Draper Crossing.  The loan bears interest at a fixed rate equal to 7.33% per annum; however, if the loan is not repaid by December 1, 2011 (the “anticipated repayment date”), the interest rate will increase to the greater of 9.33% per annum or the applicable Treasury rate plus 2% per annum.  The loan matures on December 1, 2031 and requires the borrower to make monthly payments of principal and interest through the maturity date.  The loan may be prepaid only during or after the three months prior to the anticipated repayment date, without any prepayment premium.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and indemnities, including indemnification for losses arising out of certain environmental issues at the property, and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default, including, among others: the failure to timely pay principal and interest; a sale or conveyance of the property in violation of the loan documents; the failure to perform any covenant or agreement contained in the loan documents; and any assignment for the benefit of creditors or an adjudication of bankruptcy or insolvency. If an event of default occurs under the loan, the lender may, among other things, declare the entire outstanding balance of the loan to be immediately due and payable.

We have guaranteed the payment of amounts equal to any losses, costs or damages, including attorneys’ fees, incurred by the lender as a result of, among other things: any failure by the borrower to make payments which could create liens on the property; any failure by the borrower to pay the premiums on any insurance policies required under the loan documents; waste committed on the property as a result of the gross negligence or willful misconduct of the borrower or us; fraud or intentional misrepresentations by the borrower or us; or the filing of a bankruptcy petition by or against the borrower. The terms of the guaranty agreement are fully recourse to us.

Item

7.01

Regulation FD Disclosure.

We intend to make a visual presentation to stockholders and other attendees at our annual meeting of stockholders on June 3, 2010.  A printed copy of the presentation materials is furnished as Exhibit 99.1 to this Report and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for Draper Crossing will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for Draper Crossing will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated as of December 3, 2009, between Inland Real Estate Acquisitions, Inc. and Draper Crossing I, L.C., as amended

10.2	Assignment of Contract, dated as of May 27, 2010, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Draper Crossing, L.L.C.
10.3	Assignment of Leases, dated as of May 26, 2010, between Draper Crossing I, L.C. and Inland Diversified Draper Crossing, L.L.C.
10.4	Promissory Note, dated as of November 21, 2001, by Draper Crossing I, L.C. for the benefit of CIBC Inc.
10.5	Deed of Trust and Security Agreement, dated as of November 21, 2001, by Draper Crossing I, L.C. to Surety Title Agency, as trustee, for the benefit of CIBC Inc.
10.6

Indemnity and Guaranty Agreement, made as of May 27, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A., successor in interest to Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Bank Minnesota, N.A.), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2001-CIBC3

10.7

Hazardous Substances Indemnity Agreement, made as of May 27, 2010, by Inland Diversified Real Estate Trust, Inc. and Inland Diversified Draper Crossing, L.L.C. in favor of Bank of America, N.A., successor in interest to Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Bank Minnesota, N.A.), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2001-CIBC3

99.1	Presentation Materials of Inland Diversified Real Estate Trust, Inc., dated June 3, 2010

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended March 31, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	June 3, 2010	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated as of December 3, 2009, between Inland Real Estate Acquisitions, Inc. and Draper Crossing I, L.C., as amended
10.2	Assignment of Contract, dated as of May 27, 2010, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Draper Crossing, L.L.C.
10.3	Assignment of Leases, dated as of May 26, 2010, between Draper Crossing I, L.C. and Inland Diversified Draper Crossing, L.L.C.
10.4	Promissory Note, dated as of November 21, 2001, by Draper Crossing I, L.C. for the benefit of CIBC Inc.
10.5	Deed of Trust and Security Agreement, dated as of November 21, 2001, by Draper Crossing I, L.C. to Surety Title Agency, as trustee, for the benefit of CIBC Inc.
10.6

Indemnity and Guaranty Agreement, made as of May 27, 2010, by Inland Diversified Real Estate Trust, Inc. in favor of Bank of America, N.A., successor in interest to Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Bank Minnesota, N.A.), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2001-CIBC3

10.7

Hazardous Substances Indemnity Agreement, made as of May 27, 2010, by Inland Diversified Real Estate Trust, Inc. and Inland Diversified Draper Crossing, L.L.C. in favor of Bank of America, N.A., successor in interest to Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Bank Minnesota, N.A.), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2001-CIBC3

99.1	Presentation Materials of Inland Diversified Real Estate Trust, Inc., dated June 3, 2010